Commitments And Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Purchase Obligations
TDS has obligations payable under non-cancellable contracts, commitments for device purchases, network facilities and transport services, agreements for software licensing, long-term marketing programs, as well as certain agreements to purchase goods or services. Where applicable, TDS calculates its obligation based on termination fees that can be paid to exit the contract. Future minimum payments required under these commitments as of December 31, 2018 are as follows:

Purchase Obligations
(Dollars in millions)
2019	$1,444
2020	137
2021	78
2022	39
2023	14
Thereafter	25
Total	$1,737

Subsequent to December 31, 2018, TDS committed to purchase assets from a third party in the amount of $129 million, subject to regulatory approval. This amount is not included in the 2019 purchase obligations above, which are stated as of December 31, 2018.
Lease Commitments
TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term. For 2018, 2017 and 2016, rent expense for noncancellable long-term leases was $189 million, $183 million and $177 million, respectively; and rent expense under cancellable short-term leases was $12 million in each respective year.
TDS and its subsidiaries are also the lessors for tower and colocation space and certain plant facilities which are accounted for as operating leases. The leased assets are included in Property, plant and equipment on the Consolidated Balance Sheet.
As of December 31, 2018, future minimum rental payments required under operating leases and rental receipts expected under operating leases that have noncancellable lease terms in excess of one year were as follows:

	Operating Leases Future Minimum Rental Payments	Operating Leases Future Minimum Rental Receipts
(Dollars in millions)
2019	$170	$59
2020	158	48
2021	142	35
2022	126	23
2023	110	10
Thereafter	784	7
Total	$1,490	$182

Indemnifications
TDS enters into agreements in the normal course of business that provide for indemnification of counterparties. The terms of the indemnifications vary by agreement. The events or circumstances that would require TDS to perform under these indemnities are transaction specific; however, these agreements may require TDS to indemnify the counterparty for costs and losses incurred from litigation or claims arising from the underlying transaction. TDS is unable to estimate the maximum potential liability for these types of indemnifications as the amounts are dependent on the outcome of future events, the nature and likelihood of which cannot be determined at this time. Historically, TDS has not made any significant indemnification payments under such agreements.
Legal Proceedings
TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.
TDS has accrued less than $1 million and $1 million with respect to legal proceedings and unasserted claims as of December 31, 2018 and 2017, respectively. TDS has not accrued any amount for legal proceedings if it cannot estimate the amount of the possible loss or range of loss. TDS is unable to estimate any contingent loss in excess of the amounts accrued.
The United States Department of Justice (DOJ) has notified TDS that it is conducting inquiries of U.S. Cellular and TDS under the federal False Claims Act. The DOJ is investigating U.S. Cellular’s participation in spectrum auctions 58, 66, 73 and 97 conducted by the FCC. U.S. Cellular is a limited partner in several limited partnerships which qualified for the 25% bid credit in each auction. TDS and U.S. Cellular are cooperating with the DOJ’s review. TDS and U.S. Cellular believe that U.S. Cellular’s arrangements with the limited partnerships and the limited partnerships’ participation in the FCC auctions complied with applicable law and FCC rules. At this time, TDS cannot predict the outcome of this review.